SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                       NOVEMBER 24, 1997 (AUGUST 26, 1997)
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                      ADVANCED COMMUNICATION SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



          0-22737                                       54-1421222
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  (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)


                   10089 LEE HIGHWAY, FAIRFAX, VIRGINIA 22030
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (703) 934-8130
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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     On September 26, 1997, Advanced  Communication  Systems,  Inc. , a Delaware
corporation ("ACS") filed a Current Report on Form 8-K with respect to the September 12, 1997 acquisition (the "Acquisition") of all the outstanding shares of RF Microsystems, Inc. a California corporation ("RFM") from REMEC, Inc., a California corporation ("REMEC"). Such 8-K was filed without the financial statements and pro forma financial information required by Item 7 of Form 8-K, as it was impracticable to do so at that time. This Current Report on Form 8-K/A provides such required information.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) The audited financial statements of RF Microsystems, Inc. ("RFM"), including independent auditors' report thereon, as of January 31, 1997, and for the nine months then ended, and the unaudited financial statements of RFM for the six month periods ended July 31, 1997 and 1996, are included at
Exhibit 99(a) and incorporated herein by reference.

                  (b) Pro forma unaudited financial information for ACS giving effect to the Acquisition as of and for the nine months ended June 30, 1997 and for the fiscal year ended September 30, 1996, are included at Exhibit 99(b) and incorporated herein by reference.

                  (c)  Exhibits:

                           99(a) Audited financial  statements of RFM, including
                  independent auditors' report thereon, as of January 31, 1997 and for the nine months then ended, and the unaudited financial statements of RFM for the six month periods ended July 31, 1997 and 1996
                           99(b) Unaudited pro forma  financial  information for
                  ACS giving effect to the Acquisition as of, and for the nine months ended June 30, 1997 and for the fiscal year ended September 30, 1996.



                                    SIGNATURE

       Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 24, 1997                 Advanced Communication Systems, Inc.

                                                      /S/ Dev Ganesan
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                                                         Dev Ganesan
                                                   Chief Financial Officer

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